EXHIBIT 99.1

The Board of Directors recommends that you REJECT the Offer and not tender your shares.
August 15, 2018
Dear Stockholder:
I am writing to you on behalf of the board of directors (the “Board”) of Steadfast Apartment REIT, Inc. (the “Company”) to notify you about an unsolicited tender offer being made for your shares of the Company’s common stock by an unaffiliated third party in what we believe is an opportunistic attempt to purchase your shares at a low share price.
Comrit Investments 1, Limited Partnership (“Comrit”) notified the Company that it intends to make an unsolicited tender offer to all of our stockholders (the “Offer”). You may have already received Comrit’s Offer materials. Comrit is offering to purchase up to an aggregate of 248,344 shares of the Company’s common stock (the “Shares”) at a price of $12.08 per Share in cash.
In evaluating the terms of the Offer, the Board: (1) consulted with Steadfast Apartment Advisor, LLC, the Company’s advisor, and members of its management and members of the Company’s management; (2) reviewed the terms and conditions of the Offer; (3) considered other information relating to the Company’s historical financial performance, portfolio of assets and future opportunities; (4) evaluated various factors it deemed relevant in light of its knowledge of the Company’s business, financial condition, portfolio of assets and future prospects; and (5) took into account the fact that Comrit is making the offer for investment purposes and with the intention of making a profit from the ownership of the Shares.
The following are the material factors considered by the Board in evaluating the Offer:

(i)
The Board believes that the Offer represents an opportunistic attempt by Comrit to purchase the Shares at a low share price and make a profit and, as a result, deprive any Company stockholders who tender their Shares of the potential opportunity to realize the long-term value of their investment in the Company. However, the Board notes that because the Company is a non-exchange traded REIT, there is a limited market for the Company’s common stock, and there can be no certainty regarding the long-term value of the Company’s common stock because the value is dependent on a number of factors, including, but not limited to: changes in economic conditions generally and the real estate and debt markets specifically; the Company’s ability to secure resident leases for its multifamily properties at favorable rental rates; risks inherent in the real estate business, including resident defaults, potential liability relating to environmental matters and the lack of liquidity of real estate investments; the Company’s ability to retain its executive officers and other key personnel of its advisor, property manager and other affiliates of the Company’s advisor; legislative or regulatory changes (including changes to laws governing the taxation of real estate investment trusts); the Company’s ability to generate sufficient cash flows to pay distributions to its stockholders; and the availability of capital.

(ii)
Comrit states that the Offer is being made “for investment purposes and with the intention of making a profit from the ownership of the Shares” and admits that in establishing the purchase price of $12.08 per Share, it was

“motivated to establish the lowest price which might be acceptable” to the Company’s stockholders. Further, Comrit states that “[n]o independent person has been retained to evaluate or render any opinion with respect to the fairness of the [o]ffer [p]rice and no representation is made by [Comrit] or any affiliate of [Comrit] as to such fairness.” Therefore, Comrit acknowledges that the offer price was established based on Comrit’s objectives and not necessarily based on what is in the best financial interest of you and the other stockholders of the Company. Moreover, Comrit acknowledges that it has “not made an independent appraisal of the Shares or the [Company’s] properties” and that Comrit is “not qualified to appraise real estate.”

(iii)
There is no guarantee that the Offer can or will be completed as soon as Comrit contemplates in its Offer. The Offer does not initially expire until September 21, 2018, and this date may be extended by Comrit, subject to compliance with applicable securities laws, in its sole discretion.

(iv)
Comrit expressly reserves the right to amend the terms of the Offer, including by decreasing the $12.08 per Share offer price or by changing the number of Shares being sought or the type of consideration, at any time before the Offer expires.

Further, after appraisals of all of the Company’s real properties by an independent third-party appraisal firm, and valuations performed by the Company’s advisor with respect to the Company’s other assets and liabilities, the Board determined an estimated value per share of the Company’s common stock of $15.18 as of December 31, 2017 (the “Estimated Value”). The Estimated Value was based on the estimated value of the Company’s assets less the estimated value of its liabilities, divided by the number of shares outstanding as of December 31, 2017. The valuation was performed in accordance with Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the Institute for Portfolio Alternatives (formerly known as the Investment Program Association)  in April 2013. As with any valuation methodology, the methodologies used to determine the Estimated Value were based upon a number of assumptions, estimates and judgments that may not be accurate or complete. For more information on the Estimated Value, see the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2018.
In summary, we believe the Offer represents an attempt by Comrit to catch current stockholders of the Company off-guard and acquire the Shares at a low price in order to make a profit and, as a result, deprive the stockholders that tender their Shares of the potential long-term value of the Shares. As provided by Comrit in the Offer, stockholders who tender their Shares will assign their right to receive distributions that are paid after the Offer expires. Stockholders who tender their shares pursuant to the Offer would thus give up their rights to any distributions after September 21, 2018 (or such other date to which the Offer may be extended).
In light of the foregoing factors, the Board recommends that the Company’s stockholders reject the Offer. Each stockholder must independently evaluate whether to tender its Shares to Comrit pursuant to the Offer.
The Board understands that you must make your own independent decision whether to tender or refrain from tendering your Shares. We strongly urge you to carefully consider all aspects of the Offer in light of your own circumstances, including (i) your investment objectives, (ii) your financial circumstances, including your tolerance for risk and need for immediate liquidity that cannot be satisfied by other means, (iii) other financial opportunities available to you, (iv) your own tax position and tax consequences and (v) other factors you determine are relevant to your decision. You should carefully review all of the Offer documents sent to you by Comrit, as well as the Company’s publicly available annual, quarterly and other reports, and consult with your own financial, tax and other advisors in evaluating the Offer before deciding whether to tender your shares of the Company’s common stock.
PLEASE CONSULT WITH YOUR TAX ADVISOR ABOUT THE IMPACT OF A SALE ON YOUR OWN PARTICULAR SITUATION.
To reject the Offer, simply ignore it; you do not need to respond to anything. If you have already agreed to tender your shares pursuant to the Offer, you may withdraw your acceptance of the Offer by notifying Comrit at any time prior to the termination of the Offer.
Should you have any questions or need further information about your options, please feel free to contact Steadfast Apartment REIT, Inc., 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, Attention: Investor Relations (telephone number: 888-223-9951).

Sincerely,
/s/ Rodney F. Emery
Name: Rodney F. Emery, Chairman of the Board of Directors

Cautionary Note Regarding Forward-Looking Statements

Certain statements of the Company included in this letter that are not historical facts (including any statements concerning investment objectives, other plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are only predictions. We caution that forward-looking statements are not guarantees. Actual events or our investments and results of operations could differ materially from those expressed or implied in any forward-looking statements. Forward-looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology. The forward-looking statements included herein are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s SEC reports, including, but not limited to, the risk factors provided in the Company’s Annual

Report on Form 10-K and Quarterly Reports on Form 10-Q. These factors include, but are not limited to: changes in economic conditions generally and the real estate and debt markets specifically; the Company’s ability to secure resident leases for its multifamily properties at favorable rental rates; risks inherent in the real estate business, including resident defaults, potential liability relating to environmental matters and the lack of liquidity of real estate investments; the Company’s ability to retain its executive officers and other key personnel of its advisor, property manager and other affiliates of the Company’s advisor; legislative or regulatory changes (including changes to laws governing the taxation of real estate investment trusts); the Company’s ability to generate sufficient cash flows to pay distributions to its stockholders; and the availability of capital.